UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

June 22, 2016

ENSERVCO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36335	84-0811316
State of Incorporation	Commission File Number	IRS Employer Identification No.

501 South Cherry St., Ste. 1000

Denver, CO 80246

Address of principal executive offices

303-333-3678

Telephone number, including

Area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 22, 2016, the Board of Directors (the “Board”) of Enservco Corporation (the “Company”) approved new employment agreements with each of the Company’s named executive officers, being Mr. Rick D. Kasch (the Company’s Chief Executive Officer and President), Mr. Robert J. Devers (the Company’s Chief Financial Officer), and Mr. Austin Peitz (the Company’s Senior Vice President of Field Operations). These agreements were entered into to replace the employment agreements that were due to expire July 1, 2016. Each of the new employment agreements provides for an annual base salary equal to the base salary currently received by the named executive officer and severance compensation if the named executive officer is terminated without cause or upon a change of control. The employment agreements also contain other standard provisions contained in agreements of this nature, including confidentiality and non-competition provisions as well as eligibility for discretionary bonuses and long term incentive awards.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 22, 2016, Company held and adjourned its annual meeting of stockholders (the “Meeting”). No formal action was taken by the stockholders at that meeting other than adjournment. The Board has set the annual meeting for September 29, 2016 at 1:00 pm Mountain time, and the record date for August 12, 2016. The Company will solicit proxies for that meeting.

Item 8.01 Other Events.

At a special meeting of the Board of Directors held on June 22, 2016, among other actions the Board reviewed and approved a new Insider Trading Policy, which clarified the application of the policy to entities controlled by employees, directors, and officers, among other minor changes.

In addition, the Board reviewed and reaffirmed several Company policies without amendment, including the Amended Code of Business Conduct and Ethics and Whistleblower Policy, the Related Party Transaction Policy, and the Amended Policy on Blackout Periods, Benefits Plans, and Section 16 Reporting. Each of the Company’s policies mentioned above are available for review on the Company’s website at: http://irdirect.net/ENSV/corporate_governance.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.01     Employment Agreement between the Company and Rick D. Kasch. Filed herewith.

10.02     Employment Agreement between the Company and Robert J. Devers. Filed herewith.

10.03     Employment Agreement between the Company and Austin Peitz. Filed herewith.

14.01     Amended Code of Business Conduct and Ethics and Whistleblower Policy(1)

14.02     Insider Trading Policy. Filed herewith.

14.03     Related Party Transactions Policy(1)

14.04     Amended Policy on Blackout Periods; Benefit Plans; and Section 16 Reporting(2)

(1)	Incorporated by reference from the Company’s Current Report on Form 8-K dated May 29, 2013, and filed on May 31, 2013.
(2)	Incorporated by reference from the Company’s Current Report on Form 8-K dated June 25, 2015, and filed on June 29, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 24th day of June 2016.

Enservco Corporation

By:	/s/ Rick D. Kasch
Rick D. Kasch, Chief Executive Officer

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